Exhibit 10.3

Execution Version
SIXTH AMENDMENT TO CREDIT AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 15, 2022, is entered into among ZIFF DAVIS, INC. (F/K/A J2 GLOBAL, INC.), a Delaware corporation (the “Borrower”), the Guarantors, the lenders party to this Amendment constituting Required Lenders and all of the Term Loan Two Lenders (as defined below) and MUFG UNION BANK, N.A. (“MUB”), as administrative agent for the Lenders (in such capacity, the “Agent”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement dated as of April 7, 2021 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement), pursuant to which the Lenders party thereto made available to the Borrower various credit facilities as described therein;

WHEREAS, Section 9.1 of the Credit Agreement permits certain amendments of the Credit Agreement and the other Loan Documents with the consent of the Required Lenders;

WHEREAS, the Borrower, the Guarantors, the Lenders party hereto which constitute the Required Lenders and the Agent are entering into this Amendment in order to (i) allow the Borrower to incur a senior secured term loan under the Credit Agreement in an aggregate principal amount of $22,294,729.64, which senior secured term loan will mature 60 days from the Term Loan Two Funding Date (as defined in the Amended Credit Agreement (as defined below)), or such later date as permitted by the Amended Credit Agreement (such secured term loan, the “Term Loan Two Facility”) and (ii) make other amendments in order to effectuate the foregoing (the Credit Agreement as so amended pursuant to Section 2 below, the “Amended Credit Agreement”); and

WHEREAS, the financial institutions party hereto as the “Term Loan Two Lenders” have each agreed to provide the Borrower with that portion of the Term Loan Two Facility set forth next to such Term Loan Two Lender’s name on Exhibit B to this Amendment, in each case on the terms and subject to the conditions set forth in the Amended Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Incorporation by Reference. The parties acknowledge the accuracy of the foregoing Recitals which are incorporated by reference herein and are made a part of this Amendment.

SECTION 2. Amendments to Credit Agreement.

(a)Effective as of the Sixth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated

textually in the same manner as the following example: underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

(b)Effective as of the Sixth Amendment Effective Date, Schedule A to the Credit Agreement is hereby replaced in its entirety with the schedule attached as Exhibit B hereto.

(c)Effective as of the Sixth Amendment Effective Date, Exhibits A-3, C and E to the Credit Agreement are hereby replaced in their entirety with the exhibits attached as Exhibit C hereto.

SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall become effective (the “Sixth Amendment Effective Date”) upon satisfaction of the following conditions, in each case, in form and substance satisfactory to the Agent:

(a)Receipt by the Agent of this Amendment, duly executed by the Borrower, the Guarantors, the Lenders constituting Required Lenders, the Term Loan Two Lenders and the Agent;

(b)Receipt by the Agent of resolutions of the board of directors (or similar governing body) of each Loan Party authorizing (i) this Amendment and (ii) in the case of the Borrower, the borrowings contemplated hereunder, in each case certified by a Responsible Officer of such Loan Party as of the Sixth Amendment Effective Date, which certificate states that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect;

(c)(x) The representations and warranties set forth in Section 5 hereof shall be true and correct as of the Sixth Amendment Effective Date and (y) the Agent (or its counsel) shall have received a certificate of a Responsible Officer of the Borrower, dated the Sixth Amendment Effective Date, certifying compliance with the foregoing clause (x);

(d)The Agent shall have received a legal opinion of Sullivan & Cromwell LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Agent, executed and dated as of the Sixth Amendment Effective Date; and

(e)The Agent shall have received, with respect to each Loan Party, a certificate dated a recent date, of the Secretary of State (or other relevant state authority) of the state of formation of such Loan Party, certifying as to the existence and, if applicable, good standing of, and, if generally available in such jurisdiction, the payment of taxes by, such Loan Party in such state.

Without limiting the generality of the provisions of Section 8.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto.

SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b)The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and any exhibits thereto amended hereby shall not constitute a novation of the Credit Agreement or any other Loan Document as in effect prior to the date hereof.

(c)The execution, delivery and effectiveness of this Amendment shall not operate (i) as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, (ii) to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Agent or any other Lender, on the other hand.

SECTION 5. Representations and Warranties. Each Loan Party represents and warrants, for the benefit of the Lenders and the Agent, as follows: (i) such Loan Party has the corporate power and authority, to execute and deliver this Amendment, and to perform this Amendment and the Amended Credit Agreement; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform this Amendment and the Amended Credit Agreement have been taken and/or received; (iii) each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each of the Loan Parties (to the extent such Loan Party is a party thereto) enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (iv) the execution, delivery and performance of this Amendment and the Amended Credit Agreement will not (a) violate any Requirement of Law applicable to any of the Loan Parties or material Contractual Obligation of any of the Loan Parties, and (b) other than in the case of the Term Loan Two Facility, will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or such material Contractual Obligation, in each case in clauses (a) and (b), except as would not reasonably be expected to have a Material Adverse Effect; (v) the representations and warranties contained in this Amendment, the Amended Credit Agreement, each other Loan Document and each certificate or other writing delivered by the Borrower and any Subsidiary to the Agent in connection herewith or therewith are correct on and as of date hereof in all material respects (except for those representations and warranties that are conditioned by materiality or reference to Material Adverse Effect, which shall be true and correct in all respects) as though made on the date hereof except (i) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be so true and correct as of such earlier date and (ii) the representations and warranties made under Section 3.1 of the Credit Agreement shall be deemed to refer to the most recent financial statements of the Borrower furnished to the Agent pursuant to Section 5.1 of the Credit Agreement; and (vi) after giving effect to this Amendment and any borrowings made on the Sixth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 6. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the Sixth Amendment Effective Date, and after giving effect to this Amendment, (i) the covenants, guarantees, pledges, grants of Liens and agreements or other commitments contained in each Loan Document to which it is a party, including, in each case, such covenants, guarantees, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Secured Obligations under each Guarantee, as applicable, (iii) its grant and the validity of Liens granted by it on the Collateral to secure the Secured Obligations pursuant to the Security Documents. Each Loan Party hereby agrees that after giving effect to this Amendment (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Amendment.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment electronically shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.

Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Agent has agreed to accept such Electronic Signature from any party hereto, the Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (x) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Collateral Agent, the Issuing Bank, the Lenders and any of the Loan Parties, electronic images of this Amendment (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (y) waives any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto.

SECTION 8. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 9. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Amended Credit Agreement.

SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ZIFF DAVIS, INC.,
a Delaware corporation
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

J2 GLOBAL VENTURES, LLC,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

BABYCENTER, L.L.C.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

EKAHAU INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

EVERYDAY HEALTH MEDIA, LLC,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

EVERYDAY HEALTH INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Sixth Amendment to Credit Agreement]

HUMBLE BUNDLE, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

IGN ENTERTAINMENT, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

J2 WEB SERVICES, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

MUDHOOK MARKETING, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

NETPROTECT, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

OFFERS.COM, LLC,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

OOKLA, LLC,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Sixth Amendment to Credit Agreement]

PRIME EDUCATION, LLC,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

RETAILMENOT, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

SPICEWORKS, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

THREATTRACK SECURITY, INC.,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

ZIFF DAVIS, LLC,
By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Sixth Amendment to Credit Agreement]

MUFG UNION BANK, N.A., as Agent, Collateral
Agent and Lender
By:	/s/ Gina M. West
	Name:	Gina M. West
	Title:	Director

CITICORP NORTH AMERICA, as Term Loan
Two Lender
By:	/s/ John McAuley
	Name:	John McAuley
	Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

EXHIBIT A

Amended Credit Agreement

[see attached]

EXHIBIT B

Schedule A

Revolving Loan Commitments

Lender	Revolving Loan Commitment
MUFG UNION BANK, N.A.	$100,000,000

Term Loan Two Facility Commitment

Lender	Term Loan Two Facility Commitment
CITICORP NORTH AMERICA, INC.	$22,294,729.64

EXHIBIT C

Exhibits A-3, C and E to the Credit Agreement